Exhibit 10.1

MINUTES

                     STATEMENT OF UNAMINOUS WRITTEN CONSENT
                  TO ACTION TAKEN IN LIEU OF THE ANNUAL MEETING
                               OF THE DIRECTORS OF
                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC
                               U.S. PUBLIC COMPANY


DATE:   February 9, 2004

Time:   2:00 PM

Place:  Telephonically

THE UNDERSIGNED, being a majority of the directors of Life Energy & Technology Holdings, Inc., a Delaware Corporation and a U.S. Public Company (the Corporation) do hereby take the following actions in the name of and on behalf of the Corporation:

The Board of Directors of Life Energy & Technology Holdings, Inc meet February 9, 2004 and after due discussion and on advice from former Health-Pak counsel:

   IT WAS RESOLVED:

Life Energy and Technology Holdings, Inc today announced the retirement of 2,829,333 shares of Company stock...

That pursuant to the November 2000 reverse merger between Life Energy & Technology Holdings Limited and Health Pak, which merger created Life Energy & Technology Holdings Inc, Life Energy & Technology Holdings Inc, is now returning to Treasury and retiring 4,145,942 shares pursuant to the original shares agreement and plan of reorganization section 5.16.

The Company is in possession of and are returning to treasury 2,829,333 and is seeking the return of the balance of the 4,145,942 shares from those individuals in possession of the shares under advice of Health-Pak original counsel.

A Vote was taken and all voted in favor of the motion.

IN WITNESS WHERE OF: The undersigned have executed this Consent:


Dr. Christopher McCormack:  /s/Christopher McCormack
                            -------------------------------------
                            President and Chief Executive Officer

Dr. Albert Reynolds:        /s/Albert Reynolds
                            -------------------------------------
                            Chairman

Mr. Salim Ghafari:          /s/ Salim Ghafari
                            -------------------------------------
                            Secretary and Chief Financial Officer